Employee Benefits	12 Months Ended
Dec. 31, 2017
Compensation and Retirement Disclosure [Abstract]
Employee Benefits
Note 14:	Employee Benefits

401(k) Plan — The Company maintains a 401(k) savings plan for eligible employees. The Company’s contributions to this plan were $229,084 and $223,615 for the years ended December 31, 2017 and 2016, respectively. The plan invests some of its assets in deposit accounts at the Company which earned interest at a rate of 1.85% for the years ended December 31, 2017 and 2016.

Deferred Compensation Plan — The Company maintains a deferred compensation plan for certain key officers and employees. Contributions are determined annually by the Company’s Board of Directors. Effective in 2005, the Company froze this plan and no contributions to this plan were made for the years ended December 31, 2017 or 2016. The plan accrues interest at a variable rate which fluctuates based on Moody’s Corporate Bond Average Index. The amount recorded on the consolidated balance sheets as deferred compensation was $2,693,893 and $2,591,531 as of December 31, 2017 and 2016, respectively. Compensation expense related to the plan was $134,580 and $133,988 for the years ended December 31, 2017 and 2016, respectively.

The Company has also entered into deferred compensation agreements with certain key officers and employees. The agreements provide for monthly payments at retirement or death. The charge to expense for this plan reflects the accrual using the principal and interest method over the vesting period of the present value of benefits due each participant on the full eligibility date using a 4.75% discount rate. The amount recorded on the consolidated balance sheets as deferred compensation was $2,180,399 and $2,088,737 as of December 31, 2017 and 2016, respectively. Compensation expense related to the plans was $168,818 and $182,796 for the years ended December 31, 2017 and 2016, respectively. The deferred compensation agreements with certain officers include a change in control provision. The Company also has employment agreements with certain officers that include a change in control provision.

Employee Stock Ownership Plan (ESOP) — The ESOP is a noncontributory defined contribution plan which covers substantially all employees. The Company may contribute to the Plan, at its discretion, an amount determined by the Board of Directors.

As part of the second step conversion, in July 2010, the Company acquired 41,614 additional shares of Company common stock at $10 per share in the conversion with funds provided by a loan from the Company. Accordingly, $416,140 of common stock acquired by the ESOP was shown as a reduction of stockholders’ equity. Shares are released to participants proportionately as the loan is repaid. Dividends on allocated shares are recorded as dividends and charged to retained earnings. Dividends on unallocated shares are used to repay the loan and are treated as compensation expense. Compensation expense is recorded equal to the fair market value of the stock when contributions, which are determined annually by the Board of Directors of the Company, are made to the ESOP.

ESOP expense for the years ended December 31, 2017 and 2016 was $75,668 and $108,421, respectively.

	2017	2016

Allocated shares	58,353	59,838
Shares committed for allocation	2,472	3,934
Unearned shares	14,765	17,237

Total ESOP shares	75,590	81,009

Fair value of unearned shares at December 31	$472,775	$517,110